UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2022
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Raymond James Financial, Inc. (the “Company”) was held on February 24, 2022. Proxies for the meeting were solicited by the Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) elect eleven members of the Board of Directors, (2) approve, on an advisory (non‑binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) approve the amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of capital stock that the Company may issue from time to time, (4) approve the amendment to the Company’s Restated Articles of Incorporation to restate or revise certain provisions governing the capital stock of the Company, (5) approve the amendment to the Company’s Restated Articles of Incorporation to make certain updates and improvements to the language in the Restated Articles of Incorporation, and (6) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022, all of which matters were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1. Election of Directors. All eleven (11) nominees for director were elected by a majority of the votes cast. With respect to each nominee, there were 24,759,029 broker non-votes. The table below sets forth the voting results for each director.

Director	Votes Cast “For”	Votes Cast “Against”	Abstentions
Debel, Marlene	166,152,508	1,348,748	207,743
Dutkowsky, Robert M.	159,533,341	7,810,321	365,337
Edwards, Jeffrey N.	165,548,650	1,944,275	216,074
Esty, Benjamin C.	165,635,647	1,863,846	209,506
Gates, Anne	162,983,410	4,507,345	218,244
James, Thomas A.	165,976,084	1,530,567	202,348
Johnson, Gordon L.	161,747,731	5,729,346	231,922
McGeary, Roderick C.	165,878,902	1,445,564	384,533
Reilly, Paul C.	157,077,425	8,006,750	2,624,824
Seshadri, Raj	165,925,341	1,571,852	211,806
Story, Susan N.	161,892,946	5,603,642	212,411

2. Advisory vote on executive compensation. Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 94.90% of the votes cast. With respect to this proposal, there were 24,759,029 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
158,697,205	8,517,460	494,334

3. To approve the amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares. Our shareholders approved the amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of capital stock that the Company may issue from time to time by the affirmative vote of 88.82% of the votes of shares outstanding. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
184,588,429	7,727,283	152,316

4. To approve the amendment to the Company’s Restated Articles of Incorporation to restate or revise certain provisions governing the capital stock of the Company. Our shareholders approved the amendment to the Company’s Restated Articles of Incorporation to restate or revise certain provisions governing the capital stock of the Company by the affirmative vote of 80.22% of the votes of shares outstanding. With respect to this proposal, there were 24,759,029 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
166,713,217	734,637	261,145

5. To approve the amendment to the Company’s Restated Articles of Incorporation to make certain updates. Our shareholders approved the amendment to the Company’s Restated Articles of Incorporation to make certain updates and improvements to the language in the Restated Articles of Incorporation by the affirmative vote of 92.18% of the votes of shares outstanding. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
191,568,518	624,708	274,802

6. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Our shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 by the affirmative vote of 95.93% of the votes cast. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
184,556,730	7,812,400	98,898

Item 7.01 Regulation FD Disclosure

On February 25, 2022, the Company issued a press release announcing that the Board had declared a quarterly dividend of $0.34 per share for each outstanding share of common stock of the Company. The dividend is payable on April 18, 2022 to shareholders of record on April 4, 2022.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including any exhibits hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description
99.1	Press release, dated February 25, 2022, issued by Raymond James Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: March 1, 2022	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer and Treasurer